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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report                                                    March 21, 2000
(Date of earliest event reported)


                             Kankakee Bancorp, Inc.
            (Exact name of Registrant as specified in its charter)

                                    Delaware
                (State or other jurisdiction of incorporation)


        1-13676                                        36-3846489
(Commission File Number)                 (I.R,S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                           60901
 (Address of principal executive offices)                            (Zip Code)


                                 (815) 937-4440
              (Registrant's telephone number, including area code)


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Item 5. Other Information

On March 14, 2000, the Board of Directors of Kankakee Bancorp, Inc. (the "Company") elected Brenda Baird to serve as a director of the Company. Ms. Baird was also elected as a director of Kankakee Federal Savings Bank (the "Bank"), the wholly-owned subsidiary of the Company. The press release issued by the Company in the election of Ms. Baird is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (a)  Financial Statements of Business Acquired.
            -----------------------------------------

            None.

       (b)  Pro Forma Financial Information.
            -------------------------------

            None.

       (c)  Exhibits.
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            99.1 Press Release dated March 16, 2000
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KANKAKEE BANCORP, INC.

Dated: March 21, 2000                 By: /s/ William Cheffer
                                          -------------------------------------
                                             William Cheffer
                                             Chairman, President and
                                             Chief Executive Officer

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